Exhibit 10.45

                         NOVEMBER 2003 AMENDMENT TO THE
                    LETTER OF CREDIT REIMBURSEMENT AGREEMENT

     NOVEMBER 2003 AMENDMENT TO THE LETTER OF CREDIT REIMBURSEMENT AGREEMENT (this "Amendment"), dated as of November 7, 2003, among Palomino Park Public Improvements Corporation, a Colorado nonprofit corporation (the "Bond Issuer"), Wellsford Real Properties, Inc., a Maryland corporation ("WRP"), and Commerzbank AG, acting through its New York Branch (the "Bank"). All capitalized terms defined in the hereinafter defined Letter of Credit Agreement shall have the same meaning when used herein unless otherwise defined herein.

                              W I T N E S S E T H:

     WHEREAS, the Bond Issuer, WRP and the Bank are parties to a Letter of Credit Reimbursement Agreement dated as of June 16, 2000 (as in effect on the date hereof, the "Letter of Credit Agreement"); and

     WHEREAS, the Bond Issuer, WRP and the Bank desire to amend the Letter of Credit Agreement as hereinafter provided; and

     WHEREAS, ERP Operating Limited Partnership, an Illinois limited partnership, has guaranteed certain obligations of the Account Parties incurred or to be incurred pursuant to the Letter of Credit Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto hereby agree as follows:

1. Amendment to the Letter of Credit Agreement. Section 1.1 of the Letter of Credit Agreement is hereby amended by deleting the defined term "Consolidated EBITDA" in its entirety and replacing it with the following:

          "Consolidated EBITDA" means, with respect to any period, an amount equal to EBITDA of WRP and its Subsidiaries for such period, consolidated in accordance with generally accepted accounting principles; provided, however, that, for purposes of any determination of Consolidated EBITDA, the $4,368,000 prepayment penalty amount received by WRP on September 30, 2003 with respect to a $25,000,000 note receivable shall not be deemed to be an extraordinary or non-recurring item and shall be deemed to have been received in six equal quarterly installments on the first day of each calendar quarter, commencing October 1, 2003 and ending January 1, 2005.

2. Representations and Warranties. In order to induce the Bank to enter into this Amendment, each of the Bond Issuer and WRP hereby represents and warrants that:

          (a) no Default or Event of Default exists or will exist as of the date hereof or after giving effect to this Amendment; and

          (b) as of the date hereof, and after giving effect to this Amendment, all representations, warranties and agreements of the Bond Issuer and WRP contained in the Letter of Credit Agreement will be true and correct in all material respects.

3. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PROVISIONS THEREOF.

4. Effectiveness. This Amendment shall be effective as of the date hereof.

5. Agreement Not Otherwise Amended. This Amendment is limited precisely as written and shall not be deemed to be an amendment, consent, waiver or modification of any other term or condition of the Letter of Credit Agreement or any of the instruments or agreements referred to therein, or prejudice any right or rights which the Bank may now have or may have in the future under or in connection with the Letter of Credit Agreement or any of the instruments or agreements referred to therein. Except as expressly modified hereby, the terms and provisions of the Letter of Credit Agreement shall continue in full force and effect. Whenever the Letter of Credit Agreement is referred to in the Letter of Credit Agreement or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith (including, without limitation, the Letter of Credit or the Guaranty), it shall be deemed to be a reference to the Letter of Credit Agreement as modified hereby.

6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                              PALOMINO PARK PUBLIC IMPROVEMENTS
                                 CORPORATION

                              By/s/ David M. Strong
                                ----------------------------
                                      Name:  David M. Strong
                                      Title:  President



                              WELLSFORD REAL PROPERTIES, INC.



                              By/s/ James J. Burns
                                ----------------------------
                                      Name:  James J. Burns
                                      Title:  Senior Vice President



                              COMMERZBANK AG,
                                 NEW YORK BRANCH



                              By/s/ Douglas Traynor
                                ----------------------------
                                      Name:  Douglas Traynor
                                      Title:  Senior Vice President


                              By/s/ Christian Berry
                                ----------------------------
                                      Name:  Christian Berry
                                      Title:  Vice President

Acknowledged and consented to:

ERP OPERATING LIMITED PARTNERSHIP

By EQUITY RESIDENTIAL, General Partner



By /s/   Bruce C. Strohm
-------------------------------------------
  Name:  Bruce C. Strohm
  Title: Executive Vice President